                                                                   EXHIBIT 10.23

                             OVER ADVANCE AGREEMENT

         THIS OVER ADVANCE AGREEMENT ("Agreement") is made as of the 17th day of December, 1997, by and among UNCLE B'S BAKERY, INC., an Iowa corporation (the "Borrower"), and CREDITANSTALT CORPORATE FINANCE, INC. (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and the Lender are party to that certain Loan and Security Agreement dated as of July 12, 1995, as amended (as amended, the "Loan Agreement") pursuant to which the Lender made available to Borrower a revolving credit facility permitting advances (each a "Revolving Credit Loan") of up to One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding and term loans having an aggregate outstanding principal balance, as of the date hereof, of Seven Million Nine Hundred Thousand Dollars ($7,900,000);

         WHEREAS, under the terms of the Loan Agreement, the Borrower is not entitled to request or to receive any Revolving Credit Loans if either (a) there then exists a Default or Event of Default (as defined in the Loan Agreement) or
(b) giving effect to such Revolving Credit Loan, the aggregate principal amount of Revolving Credit Loans outstanding would exceed the Borrowing Base (as defined in the Loan Agreement); and

         WHEREAS, there currently exists one or more Events of Default under the Loan Agreement and the aggregate principal amount of the Revolving Credit Loans currently outstanding is equal to or in excess of the Borrowing Base and, accordingly, Borrower has no right to request or receive any Revolving Credit Loans under the Loan Agreement; and

         WHEREAS, Borrower has requested that the Lender waive such Events of Default and make additional loans to the Borrower (each such Loan being hereinafter referred to as an "Over Advance") notwithstanding that the aggregate principal amount of outstanding Revolving Credit Loans is in excess of the Borrowing Base; and

         WHEREAS, the Lender is willing to consider making such Over Advances, in its sole discretion, subject to the terms and conditions contained herein;

         NOW THEREFORE, to induce the Lender to make such Over Advances, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. RECITALS; DEFINED TERMS. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are substantive and a contractual part of this Agreement. Capitalized terms used herein without being defined shall have the meanings ascribed to such terms in the Loan Agreement.

         2. OVER ADVANCES. Borrower may request Over Advances from time to time in accordance with the terms of Section 2.3 of the Loan Agreement up to an aggregate cumulative amount of One Million Three Hundred Thousand Dollars ($1,300,000) (exclusive of capitalized interest), provided that any such request shall also include a description of how the Borrower will use the proceeds of such Over Advance. Borrower acknowledges and agrees that (a) Over Advances will be made only in the Lender's sole discretion and without any obligation of any kind or nature on the Lender's part to make any requested Over Advance; (b) any and all Over Advances made by the Lender shall be repayable on December 16, 1999 (the "Over Advance Maturity Date") or, if earlier, upon the occurrence of a Change of Control or upon the occurrence of a sale or transfer of all, or a substantial portion of, the Borrower's assets; (c) the Over Advances shall bear interest as set forth in paragraph 3 below; and (d) any and all Over Advances shall constitute Revolving Credit Loans under the Loan Agreement (regardless of whether the sum of the aggregate principal amount of the Revolving Credit Loans and the Over Advances exceeds the Commitment), shall be included in the Obligations and shall be secured by the Collateral. Although the Over Advances shall constitute Revolving Credit Loans, the Over Advances, once borrowed and repaid, may not be reborrowed, unless the Lender, in its sole discretion, agrees otherwise. Over Advances shall be evidenced by a promissory note, in the form of Exhibit A attached hereto, payable to the Lender in the amount of such Over Advances (together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Over Advance Note").

         3. (a) INTEREST. The average daily outstanding principal amount of the Over Advances shall bear interest at a fixed rate of interest per annum equal to twelve percent (12%), calculated daily on the basis of a 360 day year and actual days elapsed. Of this,. interest accruing at a rate of three percent (3%) per annum shall be payable as set forth in paragraph (b) below ("Non-Capitalized Interest"), and interest accruing at a rate of nine percent (9%) per annum shall be payable as set forth in paragraph (c) below ("Capitalized Interest").

         (b) Non-Capitalized Interest shall be payable in arrears on the first day of each month, for the preceding month.

         (c) On the first day of each month, unless the Lender shall have otherwise received payment of such accrued interest, Capitalized Interest shall be paid by the deemed making of an advance from the Lender in an amount equal to such accrued interest. All such deemed advances under this subsection (c) shall be evidenced by a promissory note, substantially in the form of Exhibit B attached hereto, payable to the Lender in the aggregate amount of all such deemed advances (together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Over Advance Capitalized Interest Note"). The Lender shall record each such deemed advance in its books and records, such records to be prima facie evidence of amounts advances hereunder; PROVIDED, HOWEVER, that the failure of the Borrower to so record such deemed advances shall in no way affect the obligation of the Borrower to repay such deemed advances. For all purposes under this Agreement, such deemed advances shall be treated as additional principal of the Over Advances, and shall bear interest at the rate then in effect for the Over Advances, and shall be repaid on the Over Advance Maturity Date, or, if earlier, on such earlier date as the Over Advances may become due and payable.

     4. CONFIRMATION OF LOAN AGREEMENT TERMS. Except as set forth herein to the contrary, all terms and conditions contained in the Loan Agreement applicable to Revolving Credit Loans, which are hereby incorporated by reference in this Agreement, shall apply to the

Over Advances. Such terms and conditions include, among other things and without limitation, the availability of acceleration of the Over Advances, and certain other remedies, upon the occurrence and during the continuation of an Event of Default.

         5. REPRESENTATIONS AND WARRANTIES. In order to further induce the Lender to execute this Agreement and to make Over Advances, Borrower hereby warrants and represents to the Lender that:

                  (a) Borrower has the power and authority to enter into this Agreement and to perform all of its obligations hereunder and the execution and delivery of this Agreement have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower;

                  (b) The execution and delivery of this Agreement and performance thereof by Borrower does not and will not violate the Articles of Incorporation, By-laws or other organizational documents of Borrower and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower or its properties;

                  (c) This Agreement constitutes the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

                  (d) no action or proceeding, including without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code, has been instituted or threatened by or against Borrower or any Guarantor;

                  (e) all information provided by Borrower to the Lender prior to the date hereof, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all respects. Borrower recognizes and acknowledges that the Lender is entering into this Agreement based in part on the information provided to the Lender by Borrower and that the truth or correctness of that information is a material inducement to the Lender in entering into this Agreement. During the term of this Agreement, Borrower agrees to advise the Lender promptly in writing of all new information, facts, or occurrences which would in any way materially supplement, contradict, or affect any information previously furnished to the Lender.

         6. LIMITATION OF AGREEMENT. Except as expressly set forth herein, this Agreement shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement or any other Loan Documents, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof, nor to waive any existing Default or Event of Default thereunder. In addition, nothing contained herein shall limit, impair or affect the right of the Lender to exercise any of its rights and remedies arising with respect to such existing Defaults and Events of Default, all of which may be exercised at any time and from time to time in the Lender's sole discretion.

         7. NO CLAIMS; OFFSET. Borrower hereby represents, warrants, acknowledges and agrees to and with the Lender that (a) Borrower does not hold or claim any right of action, claim, cause of action or damages, either at law or in equity, against the Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement and the Loan Documents or which are based upon acts or omissions of the Lender in connection therewith, including without limitation, usury claims or claims arising in tort or in contract by Borrower and that arise out of any one or more circumstances or events that occurred prior to the date of this Agreement; (b) excepted as expressly set forth in this Agreement, there has been no mutual departure from the terms and conditions of the Loan Agreement and the Loan Documents; and (c) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

         8. WAIVERS. Borrower hereby waives (a) any and all rights to other notice of payment default or any other default, protest and notice of protest, dishonor, diligence in collecting and bringing of suit against any party, and any other similar notice whatsoever regarding the Obligations; (b) any claims that any notices previously given are insufficient for any reason; and (c) any and all claims now or hereafter arising from or related to any delay by the Lender in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing on the Collateral or the Realty or any other collateral securing the Obligations.

         9. CONDITIONS PRECEDENT. As a condition precedent to the making of Over Advances by the Lender pursuant to this Agreement, the Lender shall have received the following agreements, documents and instruments, each duly executed and delivered by Borrower in favor of the Lender, and each in form and substance satisfactory to the Lender:

                  (a) the Waiver and Fourth Amendment to Loan and Security Agreement, of even date herewith, between the Borrower and the Lender (the "Fourth Amendment");

                  (b) the Over Advance Note, dated the date hereof and executed by the Borrower in favor of the Lender;

                  (c) the Over Advance Capitalized Interest Note, dated the date hereof and executed by the Borrower in favor of the Lender;

                  (d) a Certificate of No Default and Related Matters, dated as of the date hereof and executed by an officer of the Borrower;

                  (e) A certificate of the Secretary of Borrower (i) attaching thereto a complete copy of Resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, the Fourth Amendment, and the other instruments, documents or agreements to be executed pursuant thereto or in connection herewith or therewith, and such other and further documents as are reasonably requested by the Lender to protect its security interest in the Collateral, (ii) certifying as to the Borrower's By-Laws and Articles of Incorporation, and (iii) certifying as to the incumbency and genuineness of the signatures of the officers of Borrower executing this

         Agreement, the Fourth Amendment, and any other instruments, documents or agreements executed in connection herewith or therewith; and

                  (f) an Opinion of Counsel of Dorsey & Whitney LLP as to this Agreement, the Fourth Amendment, and the documents, agreements and instruments to be executed in connection therewith; and

                  (g) All such further, instruments, documents or agreements as the Lender shall request in connection with this Agreement.

         10.      MISCELLANEOUS.

                  (a) This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one
         (1) agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

                  (b) Any future waiver, alteration, amendment or modification of any of the provisions of this Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Agreement, the Loan Documents, nor this Agreement can be modified orally, by course of dealing or by implied agreement. Moreover, any delay by the Lender in enforcing its rights after an Event of Default shall not be a release or waiver of the Event of Default and shall not be relied upon by the Borrower as a release or waiver of the Event of Default.

                  (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives and assigns.

                  (d) The headings of paragraphs in this Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Agreement.

                  (e) The warranties and representations of the parties to this Agreement shall survive the execution and delivery of this Agreement.

         11. FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH AND THE LOAN AGREEMENT AND THE LOAN DOCUMENTS AS IN EFFECT AS OF THE DATE HEREOF, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT AMONG THE PARTIES.

         12. GOVERNING LAW; JURISDICTION. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE BORROWER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT;
(B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

         13. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, BORROWER AND THE LENDER EACH HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF BORROWER OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT WITH BORROWER.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                             UNCLE B'S BAKERY, INC.


                             By: /s/ William T. Rose, Jr.
                                ----------------------------------

                             Attest: /s/ Wm. Howard McClennan, Jr.
                                    ------------------------------




                             CREDITANSTALT CORPORATE
                             FINANCE, INC.


                             By: /s/ Robert M. Biringer
                                ----------------------------------
                                Robert M. Biringer
                                Executive Vice President


                             By: /s/ John G. Taylor
                                ----------------------------------
                                John G. Taylor
                                Senior Associate

                                    EXHIBIT A

                                     FORM OF
                                OVER ADVANCE NOTE

$1,300,000.00                                            GREENWICH, CONNECTICUT
                                                              DECEMBER __, 1997


         FOR VALUE RECEIVED, the undersigned, UNCLE B'S BAKERY, INC., an Iowa corporation (hereinafter referred to as "Maker"), promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. (hereinafter referred to as the "Holder"), at the office of Creditanstalt Corporate Finance, Inc. located at Two Greenwich Plaza, Greenwich, Connecticut 06830 or at such other place as Holder may from time to time designate in writing, the principal sum of ONE MILLION THREE HUNDRED THOUSAND AND 00/100 United States Dollars (U.S. $1,300,000) or, if less, the aggregate outstanding principal amount of Over Advances, as such term is defined in the Over Advance Agreement referred to hereinbelow, made or issued by Holder to Maker, in lawful money of the United States, payable in full on the Over Advance Maturity Date.

         Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Over Advance Agreement dated as of December ___, 1997 (as the same has been, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Over Advance Agreement"; capitalized terms contained herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement) by and among Maker and Holder. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

         The date and amount of each Over Advance made by the Holder to the Maker of this Note under the Over Advance Agreement, and each payment of principal thereof, shall be recorded by Holder on its books and, prior to any transfer of this Note, endorsed by Holder on the Schedule attached hereto or on any continuation thereof.

         This Note is the "Over Advance Note" referred to in the Over Advance Agreement, and is subject to all of the terms and conditions of the Over Advance Agreement, and that certain Loan and Security Agreement dated as of July 12, 1995 between the Maker and the Holder, as amended (as so amended, and as further amended, the "Loan Agreement"), including, but not limited to, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default. Payment of this Note is secured by the Collateral, the Realty and the Additional Realty.

         In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

         Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

         THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

         AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.

                             "MAKER"

                             UNCLE B'S BAKERY, INC.


                             By:
                                ----------------------------------
                                Title:


                             Attest:
                                    ------------------------------
                                    Title:

                                   Schedule to
                                Over Advance Note
                         Dated as of December ___, 1997




        PRINCIPAL                       PRINCIPAL
        AMOUNT OF         INTEREST      AMOUNT OF         OUTSTANDING
DATE    OVER ADVANCES       RATE         PAYMENT            BALANCE
----    -------------     --------      ---------         -----------

                                    EXHIBIT B

                              FORM OF OVER ADVANCE
                            CAPITALIZED INTEREST NOTE


                                                        GREENWICH, CONNECTICUT
                                                        AS OF DECEMBER ___, 1997

         FOR VALUE RECEIVED, the undersigned UNCLE B'S BAKERY, INC., an Iowa corporation (hereinafter referred to as "Maker"), promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. (hereinafter to as the "Holder"), at Holder's office located at Two Greenwich Plaza, Greenwich, Connecticut 06830, or at such other place as Holder may from time to time designate in writing, the aggregate outstanding amount of all advances deemed made to the Holder in respect of Capitalized Interest, as such term is defined in the Over Advance Agreement referred to below, payable on the Over Advance Maturity Date, as defined in the Over Advance Agreement.

         Interest on capitalized interest from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in the Over Advance Agreement. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

         This Note is subject to all of the terms and conditions of (i) the Over Advance Agreement dated as December __, 1997, between Holder and Maker (as amended from time to time, the "Over Advance Agreement"), and (ii) the Loan and Security Agreement dated as of July 12, 1995, between Holder and Maker (as amended from time to time, the "Loan Agreement"), including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement). Payment of this Note is secured by the "Collateral", the "Realty" and any "Additional Realty" (as such terms are defined in the Loan Agreement).

         In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys'fees.

         Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense or want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

         THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSE OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

         MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.


                             "MAKER"

                             UNCLE B'S BAKERY, INC.


                             By:
                                ----------------------------------
                                Title:


                             Attest:
                                    ------------------------------
                                    Title:







                                      -3-